UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                               FORM 8-K/A
                             Amendment No. 1
                                   TO
                             CURRENT REPORT
                 Pursuant to Section 13 OR 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 20, 2000
                                           -----------------

                  WHITNEY INFORMATION NETWORK, INC.
                  ---------------------------------
       (Exact name of registrant as specified in its chapter)


    COLORADO               000-27403                84-1475486
    --------               ---------                ----------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification
  incorporation)                                   No.)


        4818 Coronado Parkway, Cape Coral, Florida   33940
        --------------------------------------------------
        (Address of principal executive offices)  (Zip code)


Registrants telephone number, including area code(941)542-8999
                                                  ------------


  ______________________________________________________________
  (Former name or former address, if changed since last report)


This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the termination letter of the present auditors, BDO Seidman, Miami, Florida which was received on November 20, 2000.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On November 14, 2000, Whitney Information Network, Inc.
terminated the services of its auditor, BDO Seidman, Miami, Florida, effective November 14, 2000. Said termination was approved by the Board of Directors of Whitney Information Network, Inc. on November 14, 2000, effective November 14, 2000.





A letter included as Exhibit A was sent to Whitney Information Network, Inc. with copies to the SEC, by BDO Seidman, LLP on November 14, 2000, announcing the cessation of their working relationship, said letter incorporated herein by reference.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.


/s/ Ronald S. Simon
Ronald S. Simon
Secretary/Treasurer, Chief Financial Officer
and a member of the Board of Directors
Date: November 22, 2000





































                               EXHIBIT A


                            BDO Seidman, LLP
                       Accountants and Consultants
                           International Place
                      100 S.E. 2nd Street, Suite 2200
                          Miami, Florida  33131
                Telephone: (305) 381-8000 Fax: (305) 374-1135
                        Voice Mail: (305) 381-7832




November 14, 2000



Mr. Ronald S. Simon, Chief Financial Officer
Whitney Information Network, Inc.
4818 Coronado Parkway
Cape Coral, FL  33904

Dear Mr. Simon:

This is to confirm that the client-auditor relationship between Whitney Information Network, Inc. (Commission File Number 0-27403) and BDO Seidman, LLP has ceased.

Sincerely,


/s/ BDO Seidman, LLP
BDO Seidman, LLP


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